Significant Accounting Policies	9 Months Ended	12 Months Ended
	Sep. 30, 2013	Dec. 31, 2012
Accounting Policies [Abstract]
Accounting Policies, Interim Financial Statements and Basis of Presentation
Accounting Policies, Interim Financial Statements and Basis of Presentation
In the opinion of the management of KCSM, the accompanying unaudited consolidated financial statements contain all adjustments necessary for a fair presentation of the results for interim periods. All adjustments made were of a normal and recurring nature. Certain information and note disclosures normally included in financial statements prepared in accordance with U.S. GAAP have been condensed or omitted. These consolidated financial statements should be read in conjunction with the consolidated financial statements and accompanying notes included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012. The results of operations for the three and nine months ended September 30, 2013, are not necessarily indicative of the results to be expected for the full year ending December 31, 2013.

Significant Accounting Policies
Significant Accounting Policies
Principles of Consolidation. The accompanying consolidated financial statements are presented using the accrual basis of accounting and include the Company and its majority-owned subsidiaries. All significant intercompany accounts and transactions have been eliminated. Certain prior year amounts have been reclassified to conform to the current year presentation.
The equity method of accounting is used for all entities in which the Company or its subsidiaries have significant influence, but not a controlling interest. The Company evaluates less-than-majority-owned investments for consolidation pursuant to consolidation and variable interest entity guidance. The Company does not have any less-than-majority-owned investments requiring consolidation.
Basis of Presentation. As a result of the organizational restructuring, KCSM Servicios provides employee services to KCSM, and KCSM pays KCSM Servicios market-based rates for these services. This market-based rate is determined by applying a percentage mark-up to amounts paid by KCSM Servicios to its employees and vendors. For comparative purposes, amounts paid to KCSM Servicios are classified according to the nature of the services provided to KCSM and the percentage mark-up portion of payments to KCSM Servicios is included within materials and other expense.
Use of Estimates. The accounting and financial reporting policies of the Company conform to accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Significant items subject to such estimates and assumptions include those related to the recoverability and useful lives of assets, litigation provisions and income taxes. Changes in facts and circumstances may result in revised estimates and actual results could differ from those estimates.
Segments. KCSM is organized as a single business segment (railway) and currently operates within a single geographical area (Mexico).
Revenue Recognition. The Company recognizes freight revenue based upon the percentage of completion of a commodity movement as a shipment moves from origin to destination, with the related expense recognized as incurred. Other revenues, in general, are recognized when the product is shipped, as services are performed or contractual obligations are fulfilled.
Foreign Exchange Gain (Loss). For financial reporting purposes, KCSM and its subsidiaries maintain records in U.S. dollars, which is the functional currency. The dollar is the currency that reflects the economic substance of the underlying events and circumstances relevant to the entity. Monetary assets and liabilities denominated in pesos are remeasured into dollars using current exchange rates. The difference between the exchange rate on the date of the transaction and the exchange rate on the settlement date, or balance sheet date if not settled, is included in the income statement as foreign exchange gain or loss.
Cash Equivalents. Short-term liquid investments with an initial maturity of three months or less are classified as cash and cash equivalents.
Accounts Receivable, net. Accounts receivable are net of an allowance for uncollectible accounts as determined by historical experience and adjusted for economic uncertainties or known trends. Accounts are charged to the allowance when a customer enters bankruptcy, when an account has been transferred to a collection agent or submitted for legal action or when a customer is significantly past due and all available means of collection have been exhausted. At December 31, 2012 and 2011, the allowance for doubtful accounts was $0.2 million and $0.3 million, respectively. Bad debt expense was $0.1 million and$0.4 million for the years ended December 31, 2012 and 2011, respectively. For the year ended December 31, 2010, accounts receivable allowance recovery was $0.3 million.
Materials and Supplies. Materials and supplies consisting of diesel fuel, items to be used in the maintenance of rolling stock and items to be used in the maintenance or construction of road property are valued at average cost.
Derivative Instruments. Derivatives are measured at fair value and recorded on the balance sheet as either assets or liabilities. Changes in the fair value of derivatives are recorded either through current earnings or as other comprehensive income, depending on hedge designation. Gains and losses on derivative instruments classified as cash flow hedges are reported in other comprehensive income and are reclassified into earnings in the periods in which earnings are impacted by the variability of the cash flow of the hedged item. The ineffective portion of all hedge transactions is recognized in current period earnings.
Property and Equipment (including Concession Assets). KCSM capitalizes costs for self-constructed additions and improvements to property including direct labor and material, indirect overhead costs, and interest during long-term construction projects. Direct costs are charged to capital projects based on the work performed and the material used. Indirect overhead costs are allocated to capital projects as a standard percentage, which is evaluated annually, and applied to direct labor and material costs. Asset removal activities are performed in conjunction with replacement activities; therefore, removal costs are estimated based on a standard percentage of direct labor and indirect overhead costs related to capital replacement projects. For purchased assets, all costs necessary to make the asset ready for its intended use are capitalized. Expenditures that significantly increase asset values, productive capacity, efficiency, safety or extend useful lives are capitalized. Repair and maintenance costs are expensed as incurred.
Property and equipment are carried at cost and are depreciated primarily on the group method of depreciation, which the Company believes closely approximates a straight line basis over the estimated useful lives of the assets measured in years. Technology assets and leasehold improvements are depreciated using the straight line method over the lesser of the estimated useful lives of the assets or the lease term. Costs incurred by the Company to acquire the concession rights and related assets, as well as subsequent improvements to the concession assets, are capitalized and amortized using the group method of depreciation over the lesser of the current expected Concession term, including probable renewal of an additional 50-year term, or the estimated useful lives of the assets and rights.
The group method of depreciation applies a composite rate to classes of similar assets rather than to individual assets. Composite depreciation rates are based upon the Company’s estimates of the expected average useful lives of assets as well as expected net salvage value at the end of their useful lives. In developing these estimates, the Company utilizes periodic depreciation studies performed by an independent engineering firm. Depreciation rate studies are performed at least every three years for equipment and at least every six years for road property (rail, ties, ballast, etc.). The depreciation studies take into account factors such as:

•	Statistical analysis of historical patterns of use and retirements of each asset class;

•	Evaluation of any expected changes in current operations and the outlook for the continued use of the assets;

•	Evaluation of technological advances and changes to maintenance practices; and

•	Historical and expected salvage to be received upon retirement.
The depreciation studies may also indicate that the recorded amount of accumulated depreciation is deficient or in excess of the amount indicated by the study. Any such deficiency or excess is amortized as a component of depreciation expense over the remaining useful lives of the affected asset class, as determined by the study. The Company also monitors these factors in non-study years to determine if adjustments should be made to depreciation rates. Any changes in depreciation rates are implemented prospectively.
During the year ended December 31, 2011, KCSM engaged an independent engineering firm to assist management in performing a depreciation study on its road property and equipment. The depreciation impacts of the study results were immaterial to 2011 financial results.
Effective as of October 1, 2010, the Company reduced depreciation rates on certain locomotive assets based on reassessment of the adequacy of the accumulated depreciation provisions. This change in accounting estimate reduced annual depreciation expense by $13.0 million in 2011 and 2012.
Also under the group method of depreciation, the cost of railroad property and equipment (net of salvage or sales proceeds) retired or replaced in the normal course of business is charged to accumulated depreciation with no gain or loss recognized. Actual historical costs are retired when available, such as with equipment costs. The use of estimates in recording the retirement of certain roadway assets is necessary as it is impractical to track individual, homogeneous network-type assets. For these types of assets, historical costs are estimated by (1) deflating current costs using inflation indices published by the U.S. Bureau of Labor Statistics and (2) the estimated useful life of the assets as determined by the depreciation studies. The indices applied to the replacement value are selected because they closely correlate with the major costs of the items comprising the roadway assets. Because of the number of estimates inherent in the depreciation and retirement processes and because it is impossible to precisely estimate each of these variables until a group of assets is completely retired, the Company continually monitors the estimated useful lives of its assets and the accumulated depreciation associated with each asset group to ensure the depreciation rates are appropriate. Gains or losses on dispositions of land or non-group property and abnormal retirements of railroad property are recognized through income. A retirement of railroad property would be considered abnormal if the cause of the retirement is unusual in nature and its actual life is significantly shorter than what would be expected for that group based on the depreciation studies. An abnormal retirement could cause the Company to re-evaluate the estimated useful life of the impacted asset class.
Long-lived assets are reviewed for impairment when events or circumstances indicate that the carrying amount of an asset may not be recoverable. If impairment indicators are present and the estimated future undiscounted cash flows are less than the carrying value of the long-lived assets, the carrying value would be reduced to the estimated fair value. Future cash flow estimates for an impairment review would be based on the lowest level of identifiable cash flows. During the years ended December 31, 2012 and 2011, management did not identify any indicators of impairment.
Goodwill. Goodwill represents the excess of the purchase price over the fair value of the net identifiable assets acquired in a business combination. As of December 31, 2012 and 2011, the goodwill balance was $2.6 million, which is included in other assets in the consolidated balance sheet. Goodwill is not amortized, but is reviewed at least annually, or more frequently as indicators warrant, for impairment. An impairment loss would be recognized to the extent that the carrying amount exceeds the assets’ fair value. The Company performed its annual impairment review for goodwill as of November 30, 2012 and 2011, and concluded there was no impairment in 2012 or 2011.
Fair Value of Financial Instruments. The Company’s short-term financial instruments include cash and cash equivalents, accounts receivable and accounts payable. The carrying value of the short-term financial instruments approximates fair value.
The fair value of the Company’s debt, including related company debt, is estimated using quoted market prices when available, which is classified as Level 1 in the fair value hierarchy. When quoted market prices are not available, fair value is estimated based on current market interest rates for debt with similar maturities and credit quality, which is classified as Level 2. The fair value of the Company’s debt was $1,240.9 million and $1,297.1 million at December 31, 2012 and 2011, respectively. The carrying value was $1,135.1 million and $1,219.5 million at December 31, 2012 and 2011, respectively. If the Company's debt was measured at fair value, the individual debt instruments would have been classified as either Level 1 or Level 2 in the fair value hierarchy.
Postemployment Benefits. Mexican law requires that the Company provide certain postemployment benefits to its Mexican union and non-union employees. These plans provide statutorily calculated benefits which are payable upon retirement, death, disability, and voluntary or involuntary termination to employees who meet applicable service requirements. Actuaries assist the Company in measuring the Company’s benefit obligation and the cost based upon the current plan provisions, employee demographics and assumptions about financial and demographic factors affecting the probability, timing and amount of expected future benefit payments. Significant assumptions include the discount rate, turnover and rate of increase in compensation levels. Actuarial gains and losses determined at the measurement date (typically December 31) are recognized immediately in the consolidated statements of comprehensive income. Effective May 1, 2012, KCS completed an organizational restructuring whereby employees of KCSM became employees of KCSM Servicios. Accordingly, KCSM's obligation to pay postemployment benefits terminated and the related postemployment benefit obligation incurred prior to the effective date was transferred to KCSM Servicios.
Employees’ Statutory Profit Sharing. Mexican employees are statutorily entitled to receive statutory profit sharing. This payment is based on an employer’s net profit based on accounting principles as prescribed in Mexican law, rather than net profit based on U.S. GAAP. Effective May 1, 2012, KCS completed the organizational restructuring whereby employees of KCSM became employees of KCSM Servicios. Accordingly, KCSM's employees were transferred to KCSM Servicios and KCSM's obligation to pay statutory profit sharing terminated as of the effective date.
Income Taxes. Deferred income tax effects of transactions reported in different periods for financial reporting and income tax return purposes are recorded under the liability method of accounting for income taxes. This method gives consideration to the future tax consequences of the deferred income tax items and immediately recognizes changes in income tax laws in the year of enactment.
The Company has recognized a deferred tax asset, net of a valuation allowance, for net operating loss carryovers. The Company projects sufficient future taxable income to realize the deferred tax asset recorded less the valuation allowance. These projections take into consideration assumptions about inflation rates, currency fluctuations, future income and future capital expenditures. If assumptions or actual conditions change, the deferred tax asset, net of the valuation allowance, will be adjusted to properly reflect the expected tax benefit.
New Accounting Pronouncements
Effective January 1, 2012, the Company adopted, on a retrospective basis, the new accounting guidance on the presentation of comprehensive income. As a result of the adoption, the Company reports net income and other comprehensive income in a single statement.